Exhibit 99.1.1
Shareholder Meeting April 23, 2008

Safe Harbor Statement The Private Securities Litigation Reform Act of 1995, as amended (the "Act"), provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made in this presentation are "forward-looking" statements under the Act. Except for historical financial and business performance information, statements made in this presentation should be considered 'forward-looking' as referred to in the Act. These forward-looking statements speak only as of the date of this presentation; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

Office Depot – Business Overview

Office DEPOT

- Office Depot is a leading global provider of office products and services
- 2007 sales of over $15.5 billion and EBITDA[1] of over $800 million
  - Supplies: 63% of sales
  - Technology: 26% of sales
  - Furniture and Other: 11% of Sales
- Market capitalization of over $3 billion as of April 22, 2008
- Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
  - 56% of 2007 Sales were not North American Retail
  - One of the world's largest e-commerce retailers – $4.9 billion in sales in 2007

North American Retail (44% of 2007 Sales)

- Over 1,200 stores in U.S. and Canada
- Largest concentration of stores in California, Florida and Texas

N.A. Business Solutions (29% of 2007 Sales)

- Catalog, contract and e-commerce
- Dedicated sales force works with medium sized to Fortune 100 customers
- Orders serviced through 21 distribution centers

International (27% of 2007 Sales)

- Catalog, contract, e-commerce and retail
- Sells to customer directly and through affiliates in 43 countries
- 35+ websites and 397 stores

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Office DEPOT 3

U.S. Office Products Industry CAGR '02-'07 2.7% 3.0% 2.5% Source: SHOPA School and Office Products Industry - 2007 Report for 2002 - 2006 data only. 1Office Depot estimates as SHOPA data not provided for calendar year 2007. Company assumed 2002-2006 CAGR for first half 2007 and no growth in second half 2007 due to worsening macro environment. 2002 2003 2004 2005 2006 2007 Retail 189 194 199 206 211 214 Delivery 105 108 112 117 120 122 Retail $189B Retail $194B Retail $199B Delivery $105B Delivery $108B Delivery $113B $294B $302B $312B Retail $206B Delivery $117B Retail $214B Delivery $122B $323B $331B Market is large and growing Delivery $120B $336B Retail $211B 1

Source: SHOPA School and Office Products Industry - 2007 and Office Depot Estimates Note: Figures may not add to 100% due to rounding Retail Specialty Retailers 0.203 Office Superstores 0.098 Mass Retailers 0.178 Food/Drug Stores 0.016 College/Bookstores 0.036 Copy/Printing Services 0.034 Internet/Direct Sales 0.03 Independent Dealers 0.063 Contract Specialists 0.21 Contract Stationers 0.013 Other 0.119 O.S.S. Independent Dealers Specialty Stores Food/Drug Stores Other Contract Stationers Mass Retailers ODP 3.4% SPLS 4.0% OMX 2.3% 2006 OSS Market Share Contract Specialists College/Bookstores Copy/Printing Services Internet/Direct Sales OSS comprise a small portion of the overall U.S. office supply industry and competition is increasing U.S. Office Products Industry

Successful Turnaround Begins in 2005 North American Retail North American Business Solutions International Improve profitability while continuing store build out program Finalize new format (M2) for the remodeled stores Improve service in stores Grow market share organically and through acquisitions Expand large contract sales, add sales force Complete integration of Viking acquisition Expand product / service portfolio Improve profitability by growing European contract business, tightening cost control Use telephone account managers to acquire new customers in Europe Integrate various operations around the globe Expand geographic reach into developing areas New Management talent was added across the organization

2004 2005 2006 1H 2007 Sales $ 13,565 $ 14,279 $ 15,011 $ 7,725 EBIT1 $ 576 $ 654 $ 802 $ 416 EPS1 $ 1.18 $ 1.41 $ 1.90 $ 1.00 EBIT Margin1 4.2% 4.6% 5.3% 5.4% EPS Growth1 19.2% 19.5% 34.8% 8.7% Positive Impact From Turnaround (Dollars in millions, except per share data) Stock Performance January 2004 - June 2007 $16.71 $30.30 +81% Company announces Steve Odland hired as new CEO 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com Nine strong consecutive quarters under new Management team, with improving performance and increased shareholder value, including record sales and earnings in Q1 2007 Approximately $2 billion of capital returned to stockholders through share repurchases from 2005 through 2007 (represented approximately 20% of outstanding shares, 140% of adjusted after-tax earnings and 106% of operating cash flow)

1H 2007 2H 2007 FY 2007 Sales $ 7,725 $ 7,802 $15,528 EBIT1 $ 416 $ 135 $ 551 EPS1 $ 1.00 $ 0.53 $ 1.54 EBIT Margin1 5.4% 1.7% 3.5% EPS Growth1 8.7% (45.9%) (18.9%) Macroeconomic and Business Conditions Shift (Dollars in millions, except per share data) Stock Performance July 2007 - December 2007 $30.30 $13.91 (54%) Weakening housing-related economic conditions and a heavy sales concentration in Florida and California (approximately 30% of North American sales in 2007) negatively impacted results in the second half of 2007 Heavier mix of both lower margin technology product sales in North American Retail and lower margin customers in North American Business Solutions contributed to margin declines Declining vendor program support due to industry slowdown also impacted margins Weaker U.K. performance negatively affected International results 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Economic indicators continue to reflect a slowing business environment Slowing Business Environment Note: Permission to quote was neither sought nor obtained.

Economic indicators continue to reflect a slowing business environment Slowing Business Environment Note: Permission to quote was neither sought nor obtained.

Economic indicators continue to reflect a slowing business environment Slowing Business Environment Note: Permission to quote was neither sought nor obtained.

Same Store Sales Comparison Note: Selected competitors. For illustrative purposes only. Source: Companies' Form 10-Ks. OfficeMax Office Depot Staples 2004 1.3% 3.0% 4.0% 2005 -1.0% 3.0% 3.0% 2006 0.1% 2.0% 3.0% 2007 -1.2% -5.0% -3.0% Q4 2007 -7.3% -7.0% -6.0% North America Growth has outpaced OfficeMax and is comparable to Staples

Operating Margin Comparison - Total Company Note: Selected competitors. For illustrative purposes only. 1 Represents Adjusted Operating Income Margin, a non-GAAP number; adjusted for special items. Source: Earnings press releases and Office Max - March 19, 2008 Investor Day Presentation. 2 Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non- GAAP numbers can be found on the Office Depot web site at www.officedepot.com 3 Represents Operating Margin, a non-GAAP number, adjusted for certain nonrecurring items. Source: Earnings press releases and Form 10-Ks. OfficeMax1 Office Depot2 Staples3 2004 0.6% 4.1% 7.3% 2005 1.1% 4.4% 7.7% 2006 3.5% 5.1% 8.1% 1H 2007 3.6% 5.1% 6.8% 2H 2007 3.9% 1.6% 9.4% FY 2007 3.8% 3.4% 8.2% Margins are a historical opportunity

E.P.S. Growth Comparison Note: Selected competitors. For illustrative purposes only. 1 Earnings per diluted share adjusted for special items. Source: Earnings press releases and Office Max - Investor Day Presentations of March 19, 2008 and March 20, 2007. 2 Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non- GAAP numbers can be found on the Office Depot web site at www.officedepot.com 3 Diluted earnings per common share adjusted for nonrecurring items. Source: Earnings press releases and Staples web site at www.staples.com OfficeMax1 Office Depot2 Staples3 2004 -- 19.2% 16.0% 2005 -76.0% 19.5% 19.5% 2006 775.0% 34.8% 23.1% 1H 2007 7.7% 8.7% 12.8% 2H 2007 ~24.0% -45.9% ~8.5% FY 2007 14.8% -18.9% 10.9% E.P.S. Growth equaled or exceeded Staples in 2004, 2005 and 2006

Relative Stock Price Performance Stock price outperformed Staples and OfficeMax in 2005 and 2006 and dropped in the second half of 2007 ODP (16.8%) SPLS 26.8% OMX (37.1%) Note: Selected competitors. For illustrative purposes only. Source: Bloomberg.

Strategic Priorities For 2008 North American Retail North American Business Solutions International Expanding product offerings to micro-business customers (less than 10 employees) Growing loyalty programs Enhancing service offerings to complement product offerings Enhancing customer contact strategy Redesigning the telephone account management program Implementing margin-enhancement initiatives Executing plan to improve performance in the U.K. Sharp focus on improving productivity in existing businesses Leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia

Normalized Private Brand Direct Import Centralization Supply Chain Procurement IT Conversion Mix / Margin Investment 2010 East 4.6 4.6 6.1 7.3 7.9 7.6 7.6 1.5 1.2 0.6 0.4 0.7 +150bps +120bps +60bps +40bps -70bps Long-Term Global Margin Improvement Initiative Identified 300 basis points of potential margin improvement ~5% ~8% EBIT Margin1 2 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com 2 Represents rolling four quarter average EBIT margin from Q1 2006 - Q4 2007.

Office Depot Foundation The Office Depot Foundation's mission is: Listen Learn Care(tm) The Office Depot Foundation is focused on the following strategic priorities, known collectively as the 5 X 5 Program(tm): Helping children get ready for life and work. Helping non-profit (civil society) organizations become more professional and productive. Promoting global development Enhancing disaster relief and recovery. Strengthening local communities.

Office Depot Foundation National Backpack Program

- The Office Depot Foundation gave 300,000 backpacks to deserving children in the U.S., Canada and Puerto Rico in 2007. Since the program began in 2001, Office Depot has donated nearly 1.5 million backpacks.
- Partnerships with five national non-profit organizations extended the program's reach.
- The donations enabled every K-5 student in the New Orleans Recovery School District to start school with a new backpack.
- A statement commending the program was read into the Congressional Record.




Software

Office DEPOT 19

Philanthropic Partnerships Ongoing National Partnerships CADCA (Community Anti-Drug Coalition of America) City of Hope National Medical Center Keep America Beautiful Toys for Tots National Urban League Scripps Research Institute Anti-Defamation League U.S. Chamber of Commerce Business Civic Leadership Center Through partnerships with Gifts In Kind International, Feed The Children and the Kids In Need Foundation, Office Depot donates new products from 1,200+ retail locations and 15 distribution facilities to hundreds of non- profits. In 2007, $33M in product was donated to 804 organizations

Community Investment Office Depot Foundation donated to 300+ local charities through Retail Grand Openings across North America. Innovative partnership between Office Depot Foundation and City of Delray Beach engaged middle school students in volunteer activities and awarded $10K in scholarships. Office Depot associates assisted with building a second Habitat for Humanity House in Palm Beach County. Education partnerships provided scholarships to minority college and university students.

Recognition Companies that Care Honor Roll (fifth year) Recognized for work with Keep America Beautiful The Corporate Responsibility Officer's (The CRO) 100 Best Corporate Citizens U.S. Chamber Citizen in Action Award Kids in Need Foundation Award for Educational Excellence CADCA Humanitarian of the Year NAFE Top 30 Companies for Executive Women WBENC Top Corporations for Women Business Enterprises (seventh year) Named one of the Top Organizations for Multicultural Business Opportunities by DiversityBusiness.com

Buy Green Be Green Sell Green Source green office products for resale Buy paper from certified "well managed" forests Buy green office products for internal use Reduce waste and recycled materials Reduce energy and greenhouse gases from facilities Reduce fuel and greenhouse gases from delivery of goods Deliver innovative green solutions for contract customers Deliver innovative green solutions for web customers Deliver innovative green solutions for retail customers Increasingly Buy Green, Be Green and Sell Green

Taking Care of Business